Exhibit 32.1

                       CERTIFICATION PURSUANT TO 18 U.S.C.
                 SECTION 1350 OF THE SARBANES-OXLEY ACT OF 2002


The undersigned officer of WORLDTEK CORP. hereby certifies, to the best of his knowledge that:

1. The accompanying Annual Report on Form 10-KSB/A-1 of the Company, for the annual period ended December 31, 2003, fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  August 25, 2004
                                                     /s/ Bernard Artz
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                                                     Bernard Artz